Exhibit 99.1

Terremark Worldwide, Inc.

LETTER OF TRANSMITTAL
FOR THE
OFFER TO EXCHANGE

All outstanding 12.0% Senior Secured Notes due 2017
For a Like Principal Amount of
New 12.0% Senior Secured Notes due 2017
that have been registered under the Securities Act of 1933, as amended

The exchange offer will expire at 5:00 p.m., New York City time, on           , 2010 unless the exchange offer is extended by, and in the sole discretion of, Terremark Worldwide, Inc. (“Terremark” or the “Company”).

Tenders of Original Notes (as defined below) may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date (as defined below).

By Facsimile:	By Registered or Certified Mail:	By Hand/Overnight Delivery

(212) 298-1915 Attn: Mrs. Evangeline R. Gonzales	The Bank of New York Mellon Corporation — Reorganization Unit 101 Barclays Street — 7 East New York, N.Y. 10286 Ph: (212) 815-3738	The Bank of New York Mellon Corporation — Reorganization Unit 101 Barclays Street — 7 East New York, N.Y. 10286 Ph: (212) 815-3738

Delivery of this letter of transmittal to an address, or transmission via telegram, telex or facsimile, other than to the exchange agent as set forth above, will not constitute a valid delivery. The method of delivery of all documents, including certificates, is at the risk of the holder. Instead of delivery by mail, we recommend that holders use an overnight or hand delivery service. If delivery is by mail, we recommend the use of registered mail with return receipt requested, properly insured. You should read the instructions accompanying this letter of transmittal carefully before you complete this letter of transmittal.

The undersigned acknowledges that he, she or it has received the prospectus dated          , 2010 of Terremark Worldwide, Inc. and this letter of transmittal and the instructions hereto, which together constitute the Company’s offer to exchange up to $470,000,000 aggregate principal amount of the outstanding, unregistered 12.0% Senior Secured Notes due 2017, or the “Original Notes” for a like principal amount of 12.0% Senior Secured Notes due 2017, or the “New Notes” that are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement of which the prospectus is a part. The Original Notes have CUSIP numbers 881448AG9, U88130AA4 or 881448AJ3.

The term “Expiration Date” shall mean 5:00 p.m., New York City time, on          , 2010, unless the Company, in its sole discretion, extends the exchange offer, in which case the term shall mean the latest date and time to which the exchange offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the prospectus.

This letter of transmittal is to be used if (1) certificates representing Original Notes are to be physically delivered to the exchange agent by Holders (as defined below) or (2) tender of the Original Notes is to be made by Holders according to the guaranteed delivery procedures set forth in the prospectus under “Exchange Offer — Guaranteed Delivery Procedures.” Delivery of this letter of transmittal and any other required documents must be made to the exchange agent.

Delivery of documents to The Depository Trust Company (“DTC”) does not constitute delivery to the exchange agent.

The term “Holder” as used herein means any person in whose name Original Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

Any Holder of Original Notes who wishes to tender his, her or its Original Notes must, prior to the Expiration Date, either: (a) complete, sign and deliver this letter of transmittal, or a facsimile thereof, to the exchange agent in person or to the address or facsimile number set forth above and tender (and not withdraw) his, her or its Original Notes, or (b) if a tender of Original Notes is to be made by book-entry transfer to the account maintained by the exchange agent at DTC, confirm such book-entry transfer, including the delivery of an agent’s message (a “Book-Entry Confirmation”), in each case in accordance with the procedures for tendering described in the instructions to this letter of transmittal.

Holders of Original Notes whose certificates are not immediately available or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this letter of transmittal to be delivered to the exchange agent on or prior to the Expiration Date must tender their Original Notes according to the guaranteed delivery procedures set forth under the caption “Exchange Offer — Guaranteed Delivery Procedures” in the prospectus. (See Instruction 1.)

Upon the terms and subject to the conditions of the exchange offer, the acceptance for exchange of the Original Notes validly tendered and not withdrawn and the issuance of the New Notes will be made as soon as practicable following the Expiration Date. For the purposes of the exchange offer, the Company shall be deemed to have accepted for exchange validly tendered Original Notes when, as and if the Company has given written notice thereof to the exchange agent.

The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

Please read this entire letter of transmittal and the prospectus carefully before checking any box below. The instructions included in this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus, this letter of transmittal and the notice of guaranteed delivery may be directed to the exchange agent. (See Instruction 11.)

Holders who wish to accept the exchange offer and tender their Original Notes must complete this letter of transmittal in its entirety and comply with all of its terms.

Please list below the Original Notes to which this letter of transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount. All other tenders must be in integral multiples of $1,000.

DESCRIPTION OF ORIGINAL NOTES DUE 2017
Certificate
Name(s) and Address(es)		Number(s)
of Holder(s)	Type of Security	(Attach Signed	Aggregate Principal
(Please Fill in, if Blank)	Tendered	List, if Necessary)	Amount Tendered

Total principal amount of unregistered securities tendered:

☐	Check here if tendered Original Notes are being delivered by DTC to the exchange agent’s account at DTC and complete the following:

Name of tendering institution:

DTC book-entry account:

Transaction code no.:

Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available, or (ii) who cannot deliver their Original Notes, the letter of transmittal or any other required documents to the exchange agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the prospectus under the caption “Exchange Offer — Guaranteed Delivery Procedures.”

☐	Check here if tendered Original Notes are being delivered pursuant to a notice of guaranteed delivery previously delivered to the exchange agent, and complete the following:

Name(s) of holder(s) of Original Notes:

Window ticket no. (if any):

Date of execution of notice of guaranteed delivery:

DTC book-entry account:

If delivered by book-entry transfer:

Name of tendering institution:

Transaction code no.:

☐	Check here if you are a broker-dealer and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

Name:

Address:

Ladies and Gentlemen:

Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to the Company the principal amount of Original Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Original Notes tendered hereby in accordance with this letter of transmittal and the accompanying instructions, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Original Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent its agent and attorney-in-fact (with full knowledge that the exchange agent also acts as agent of the Company and as trustee under the indenture for the Original Notes and the New Notes) with respect to the tendered Original Notes with full power of substitution to (i) deliver certificates for such Original Notes to the Company, or transfer ownership of such Original Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Original Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that he, she or it has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby and to acquire the New Notes issuable upon the exchange of the Original Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company The undersigned also acknowledges that this exchange offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the New Notes issued in exchange for the Original Notes pursuant to the exchange offer may be offered for sale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such Original Notes directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act or a holder that is an “affiliate” of the Company as defined in Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired by a non-affiliate in the ordinary course of such holder’s business and such holders have no arrangement or understanding with any person to participate in the distribution of such New Notes.

The undersigned Holder represents and warrants that:

(a) the New Notes acquired pursuant to the exchange offer are being acquired in the ordinary course of business of the person receiving the New Notes, whether or not the person is the Holder;

(b) neither the undersigned Holder nor any other recipient of the New Notes (if different than the Holder) is engaged in, intends to engage in, or has any arrangement or understanding with any person to participate in, the distribution of the Original Notes or New Notes;

(c) neither the undersigned Holder nor any other recipient is an “affiliate” of the Company as defined in Rule 405 promulgated under the Securities Act or, if the Holder or such recipient is an affiliate, that the Holder or such recipient will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;

(d) if the undersigned is a broker-dealer, it has not entered into any arrangement or understanding with the Company or any “affiliate” of the Company as defined in Rule 405 promulgated under the Securities Act to distribute the New Notes;

(e) if the undersigned is a broker-dealer, the undersigned further represents and warrants that, if it will receive New Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, the undersigned will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of New Notes received in the exchange offer; and

(f) the undersigned Holder is not acting on behalf of any person or entity that could not truthfully make these representations.

By acknowledging that you, as such a broker-dealer, will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of New Notes, you will not be deemed to admit that you are an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby or transfer of ownership of such Original Notes on the account books maintained by a book-entry transfer facility.

The undersigned understands and agrees that the Company reserves the right not to accept tendered Original Notes from any tendering Holder if the Company determines, in its sole and absolute discretion, that its ability to proceed with the exchange offer would be impaired by a pending or threatened action or proceeding with respect to the exchange offer or that such acceptance could result in a violation of applicable securities laws.

For purposes of the exchange offer, the Company shall be deemed to have accepted validly tendered Original Notes when, as and if the Company has given oral or written notice thereof to the exchange agent. If any tendered Original Notes are not accepted for exchange pursuant to the exchange offer for any reason, such unaccepted or non-exchanged Original Notes will be returned to the address shown below or to a different address as may be indicated herein under “Special Delivery Instructions,” without expense to the tendering Holder thereof, (or, in the case of tender by book-entry transfer into the exchange agent’s account at the book-entry transfer facility pursuant to the book-entry transfer procedures described in the prospectus under the caption “Exchange Offer — Procedures For Tendering,” such non-exchanged Original Notes will be credited to an account maintained with such book-entry transfer facility) as promptly as practicable after the expiration or termination of the exchange offer.

The undersigned understands and acknowledges that the Company reserves the right, as set forth in the prospectus under the caption “Exchange Offer — Expiration Date; Extensions; Amendments,” to terminate the exchange offer.

The undersigned understands that tenders of Original Notes pursuant to the procedures described under the caption “Exchange Offer — Procedures for Tendering” in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offer. The undersigned also agrees that acceptance of any tendered Original Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of their respective obligations under the exchange offer and Registration Rights Agreement and that, upon the issuance of the New Notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances).

All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation under this letter of transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the prospectus and in this letter of transmittal.

By acceptance of the exchange offer, each broker-dealer that receives New Notes pursuant to the exchange offer hereby acknowledges and agrees that, upon the receipt of notice by the Company of the happening of any event that makes any statement in the prospectus untrue in any material respect or that requires the making of any changes in the prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the prospectus until the Company has amended or supplemented the prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

Unless otherwise indicated under “Special Registration Instructions,” please issue the certificates representing the New Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Original Notes tendered by DTC, by credit to the respective account at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please send the certificates representing the New Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signatures, unless, in either event, tender is being made through DTC. In the event that both “Special Registration Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the New Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligations pursuant to the “Special Registration Instructions” and “Special Delivery Instructions” to transfer any Original Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Original Notes so tendered.

Holders who wish to tender the Original Notes and (1) whose Original Notes are not immediately available or (2) who cannot deliver their Original Notes, this letter of transmittal or any other documents required hereby to the exchange agent prior to the expiration date may tender their Original Notes according to the guaranteed delivery procedures set forth in the prospectus under the caption “Exchange Offer — Guaranteed Delivery Procedures.” (See Instruction 2.)

PLEASE SIGN HERE WHETHER OR NOT TENDER IS TO BE MADE PURSUANT TO THE
GUARANTEED DELIVERY PROCEDURES.

(To be completed by all tendering Holders of Original Notes regardless of whether
Original Notes are being physically delivered herewith)

This letter of transmittal must be signed by the registered Holder(s) of Original Notes exactly as its (their) name(s) appear(s) on certificate(s) of Original Notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on its security position listing it as the owner of Original Notes, or by the person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted with this letter of transmittal. If the Original Notes to which this letter of transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. (See Instruction 6.) If the signature appearing below is not that of the registered Holder(s) of the Original Notes, then the registered Holder(s) must sign a valid proxy.

Date:

Date
Signature(s) of Holder(s) or Authorized Signatory
Name(s)	Address:

(Please Print)	(Including Zip Code)

Capacity(ies):	Area code and telephone no.:

Employer Identification or Social Security Number(s):

PLEASE COMPLETE FORM W-9 OR THE APPROPRIATE VERSION OF FORM W-8 ATTACHED HERETO.

You should use Form W-9 if you are a United States person, namely, (i) a citizen or resident of the United States, (ii) a corporation or partnership (or limited liability company or other entity treated as a partnership for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any State thereof (including the District of Columbia), (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) the trust was in existence on August 20, 1996 and properly elected to continue to be treated as a United States person.

You should use a Form W-8 if you are an individual, corporation, partnership, estate or trust, and you are not a United States person. There are multiple versions of Form W-8, including W-8BEN (for a foreign beneficial owner not required to use any of the other Forms W-8), Form W-8ECI (for a foreign beneficial owner whose income is effectively connected with the conduct of trade or business in the United States), W-8IMY (for a foreign intermediary, foreign flow-through entity or certain U.S. branches) and Form W-8EXP (for foreign governments and certain other foreign organizations). If you are not a United States person, you should use the version of Form W-8 applicable to you.

Copies of Form W-9, of the different versions of Form W-8 and of the instructions for the respective instructions thereto are attached.

[SIGNATURE GUARANTEE IS CONTAINED ON NEXT PAGE (SEE INSTRUCTION 1)]

SIGNATURE GUARANTEE
(See Instruction 1)
Certain signatures must be guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address (Including Zip Code) and Telephone Number (Including Area Code) of Firm)

(Authorized Signatures)

(Printed Names)

(Titles)

(Date)

SPECIAL REGISTRATION INSTRUCTIONS
(See Instruction 7)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or the New Notes issued pursuant to the exchange offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) on this letter of transmittal or issued to an address different from that shown in the box entitled “Description of Original Notes” on this letter of transmittal, or if Original Notes tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained at DTC other than the account indicated above.

Name:
(Please Print)

Address:
(Please Print)

(Zip Code)

Employer Identification or Social Security Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instruction 7)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted for exchange are to be sent to, or the New Notes issued pursuant to the exchange offer are to be sent to someone other than, the person or persons whose signature(s) appear(s) within this letter of transmittal, or to an address different from that shown in the box entitled “Description of Original Notes” within this letter of transmittal, or to be credited to an account maintained at DTC, other than the account indicated above.

Name:
(Please Print)

Address:
(Please Print)

(Zip Code)

Employer Identification or Social Security Number:

INSTRUCTIONS

Forming part of the terms and conditions
of the exchange offer

1. Guarantee of Signatures.  Signatures on this letter of transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, (an “Eligible Institution”) unless the Original Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Original Notes) who has not completed the box set forth herein entitled “Special Registration Instructions” or “Special Delivery Instructions” of this letter of transmittal or (ii) for the account of an Eligible Institution.

2. Delivery of this Letter of Transmittal and Original Notes.  Certificates for physically tendered Original Notes (or a confirmation of a book-entry transfer to the exchange agent at DTC of all Original Notes tendered electronically), as well as, in the case of physical delivery of Original Notes, a properly completed and duly executed copy of this letter of transmittal or facsimile hereof and any other documents required by this letter of transmittal must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Original Notes, this letter of transmittal and all other required documents, or book-entry transfer and transmission of an Agent’s Message (as defined below) by a DTC participant, to the exchange agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the exchange agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No letter of transmittal or Original Notes should be sent to the Company or DTC.

The exchange agent will make a request to establish an account with respect to the Original Notes at DTC for purposes of the exchange offer promptly after receipt of the prospectus, and any financial institution that is a participant in DTC may make book-entry delivery of Original Notes by causing DTC to transfer such Original Notes into the exchange agent’s account at DTC in accordance with the relevant entity’s procedures for transfer. Although delivery of Original Notes may be effected through book-entry transfer at DTC, an Agent’s Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents must, in any case, be transmitted to and received by the exchange agent at the address specified on the cover page of the letter of transmittal on or prior to the Expiration Date, or the guaranteed delivery procedures described below must be complied with.

A Holder may tender Original Notes that are held through DTC by transmitting its acceptance through DTC’s Automated Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the exchange agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the exchange agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the Original Notes and that such participant has received the letter of transmittal and agrees to be bound by the terms of the letter of transmittal and the Company may enforce such agreement against such participant. Delivery of an Agent’s Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth on page 4 of this letter of transmittal are true and correct.

Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, this letter of transmittal or any other documents required hereby to the exchange agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their Original Notes and follow the guaranteed delivery procedures set forth in the prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined above) or pursuant to the DTC standard operating procedures; (ii) prior to the Expiration Date, the exchange agent must have received from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Original Notes, the certificate number or numbers of such Original Notes and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three (3) business days after the Expiration Date, this letter of transmittal (or copy thereof) together with the certificate(s) representing the Original Notes (or a confirmation of electronic mail delivery or book-entry delivery into the exchange agent’s account at DTC) and any of the required documents will be deposited by the Eligible Institution with the exchange agent; and (iii) such properly completed and executed letter of transmittal (or copy thereof), as well as all other documents required by this letter of transmittal and the certificate(s) representing all tendered Original Notes in proper form for transfer or a confirmation of electronic mail delivery or book-entry delivery into the exchange agent’s account at DTC, must be received by the exchange agent within three (3) New York Stock Exchange trading days after the Expiration Date, all as provided in the prospectus under the caption “Exchange Offer — Guaranteed Delivery Procedures.” Any Holder of Original Notes who wishes to tender his Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the notice of guaranteed delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the exchange agent, a notice of guaranteed delivery will be sent to Holders who wish to tender their Original Notes according to the guaranteed delivery procedures set forth above.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes or this letter of transmittal will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this letter of transmittal (or copy hereof), shall waive any right to receive notice of the acceptance of the Original Notes for exchange. The Company reserves the absolute right to reject any and all Original Notes or letter of transmittal not properly tendered or any tenders the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Original Notes. The Company’s interpretation of the terms and conditions of the exchange offer (including the instructions in this letter of transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Original Notes, none of the Company, the exchange agent or any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the tendering Holders of Original Notes, unless otherwise provided in this letter of transmittal, as soon as practicable following the Expiration Date.

3. Inadequate Space.  If the space provided is inadequate, the certificate numbers and/or the number of the Original Notes should be listed on a separate signed schedule attached hereto.

4. Tender by Holder.  Except in limited circumstances, only a registered Holder of Original Notes or a DTC participant listed on a securities position listing furnished by DTC with respect to the Original Notes may tender its Original Notes in the exchange offer. Any beneficial owner of Original Notes who is not the registered Holder and is not a DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this letter of transmittal on such beneficial owner’s behalf or must, prior to completing and executing this letter of transmittal and delivering his, her or its Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such Original Notes.

5. Partial Tenders; Withdrawals.  Tenders of Original Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Original Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the chart entitled “Description of Original Notes Due 2017.” The entire principal amount of Original Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Original Notes is not tendered, Original Notes for the principal amount of Original Notes not tendered and a certificate or certificates representing New Notes issued in exchange of any Original Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this letter of transmittal or unless tender is made through DTC promptly after the Original Notes are accepted for exchange.

Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time prior to the Expiration Date. To withdraw a tender of Original Notes in the exchange offer, a written or facsimile transmission notice of withdrawal must be received by the exchange agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must: (1) specify the name of the person having deposited the Original Notes to be withdrawn (the “Depositor”); (2) identify the Original Notes to be withdrawn (including the certificate number or numbers and principal amount of such Original Notes, or, in the case of Original Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited); (3) be signed by the Depositor in the same manner as the original signature on the letter of transmittal by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the registrar with respect to the Original Notes register the transfer of such Original Notes into the name of the person withdrawing the tender; and (4) specify the name in which any such Original Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for purposes of the exchange offer and no New Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly re-tendered. Any Original Notes which have been tendered but which are not accepted for exchange by the Company will be returned to the Holder thereof, without cost to such Holder, as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn Original Notes may be re-tendered by following one of the procedures described in the prospectus under “Exchange Offer — Procedures for Tendering” at any time prior to the Expiration Date.

6. Signatures on the Letter of Transmittal; Bond Powers and Endorsements.  If this letter of transmittal (or a copy hereof) is signed by the registered Holder(s) of the Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Original Notes without alteration, enlargement or any change whatsoever.

If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

If a number of Original Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this letter of transmittal as there are different registrations of Original Notes.

If this letter of transmittal (or a copy hereof) is signed by the registered Holder(s) (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on the security listing as the owner of the Original Notes) of Original Notes tendered and the certificate(s) for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Original Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered unregistered note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Original Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this letter of transmittal (or a copy hereof) is signed by a person other than the registered Holder(s) of Original Notes listed therein, such Original Notes must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the Original Notes on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the Original Notes.

If this letter of transmittal (or a copy hereof) or any Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this letter of transmittal.

Endorsements on Original Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

7. Special Registration and Delivery Instructions.  Tendering Holders should indicate, in the applicable spaces, the name and address to which New Notes or substitute Original Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal (or in the case of tender of the Original Notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

8. Transfer Taxes.  The Company will pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the exchange offer. If, however, certificates representing New Notes or Original Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the Original Notes listed in this letter of transmittal.

9. Waiver of Conditions.  The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the exchange offer in the case of any Original Notes tendered.

10. Mutilated, Lost, Stolen or Destroyed Original Notes.  Any tendering Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated herein for further instruction.

11. Requests for Assistance or Additional Copies.  Questions and requests for assistance and requests for additional copies of the prospectus or this letter of transmittal may be directed to the exchange agent at the address specified in the prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

(DO NOT WRITE IN SPACE BELOW)

Certificate surrendered	Original Notes tendered	Original Notes accepted

Delivery Prepared by:	Checked by:	Date:

The exchange agent for the exchange offer is: The Bank of New York Mellon Trust Company, N.A.

By Facsimile:	By Registered or Certified Mail:	By Hand/Overnight Delivery

(212) 298-1915 Attn: Mrs. Evangeline R. Gonzales	The Bank of New York Mellon Corporation — Reorganization Unit 101 Barclays Street — 7 East New York, N.Y. 10286 Ph: (212) 815-3738	The Bank of New York Mellon Corporation — Reorganization Unit 101 Barclays Street — 7 East New York, N.Y. 10286 Ph: (212) 815-3738

For any questions regarding this letter of transmittal or for additional information, you may contact the exchange agent by telephone at (212) 815-3738.

All Original Notes must be tendered by book-entry transfer in accordance with the standard operating procedures of DTC. Holders who wish to be eligible to receive New Notes for their Original Notes pursuant to the exchange offer must validly tender (and not withdraw) their Original Notes to DTC prior to the Expiration Date or provide notice of guaranteed delivery to the exchange agent as described herein.

Form **W-9**
(Rev. October 2007)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ▶ ....
☐ Other (see instructions) ▶

☐ Exempt payee

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

or

Employer identification number

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

- The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X Form **W-9** (Rev. 10-2007)

Form W-9 (Rev. 10-2007) Page 2

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a ªsaving clause.º Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called ªbackup withholding.º Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see *Special rules for partnerships* on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the ªNameº line. You may enter your business, trade, or ªdoing business as (DBA)º name on the ªBusiness nameº line.

Limited liability company (LLC). Check the ªLimited liability companyº box only and enter the appropriate code for the tax classification (ªDº for disregarded entity, ªCº for corporation, ªPº for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner's name on the ªNameº line. Enter the LLC's name on the ªBusiness nameº line.

For an LLC classified as a partnership or a corporation, enter the LLC's name on the ªNameº line and any business, trade, or DBA name on the ªBusiness nameº line.

Other entities. Enter your business name as shown on required federal tax documents on the ªNameº line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the ªBusiness nameº line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the ªExempt payeeº box in the line following the business name, sign and date the form.

Form W-9 (Rev. 10-2007) Page **3**

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 7[2]

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited liability company (LLC)* on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting *www.irs.gov* or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.*

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see *Exempt Payee* on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 10-2007) Page **4**

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
For this type of account:	**Give name and EIN of:**
6. Disregarded entity not owned by an individual	The owner
7. A valid trust, estate, or pension trust	Legal entity [4]
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.consumer.gov/idtheft* or 1-877-IDTHEFT(438-4338).

Visit the IRS website at *www.irs.gov* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Form **W-8EXP**

(Rev. February 2006)

Department of the Treasury
Internal Revenue Service

Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding

(For use by foreign governments, international organizations, foreign central banks of issue, foreign tax-exempt organizations, foreign private foundations, and governments of U.S. possessions.)

▶ Section references are to the Internal Revenue Code. ▶ See separate instructions.

▶ Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do not use this form for:	**Instead, use Form:**
• Any foreign government or other foreign organization that is not claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b)	W-8BEN or W-8ECI
• A beneficial owner solely claiming foreign status or treaty benefits	W-8BEN
• A foreign partnership or a foreign trust	W-8BEN or W-8IMY
• A person claimimg that income is effectively connected with the conduct of a trade or business in the United States	W-8ECI
• A person acting as an intermediary	W-8IMY

Part I Identification of Beneficial Owner (See instructions before completing this part.)

1 Name of organization

2 Country of incorporation or organization

3 Type of entity ☐ Foreign government ☐ Government of a U.S. possession ☐ International organization ☐ Foreign central bank of issue (not wholly owned by the foreign sovereign) ☐ Foreign tax-exempt organization ☐ Foreign private foundation

4 Permanent address (street, apt. or suite no., or rural route). **Do not use a P.O. box.**

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

5 Mailing address (if different from above)

City or town, state or province. Include postal or ZIP code where appropriate.

Country (do not abbreviate)

6 U.S. taxpayer identification number, if required (see instructions)

7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

Part II Qualification Statement

9 For a foreign government:

a ☐ I certify that the entity identified in Part I is a foreign government within the meaning of section 892 and the payments are within the scope of the exemption granted by section 892.

Check box 9b or box 9c, whichever applies:

b ☐ The entity identified in Part I is an integral part of the government of ....

c ☐ The entity identified in Part I is a controlled entity of the government of ....

10 For an international organization:

☐ I certify that:

- The entity identified in Part I is an international organization within the meaning of section 7701(a)(18) **and**
- The payments are within the scope of the exemption granted by section 892.

11 For a foreign central bank of issue (not wholly owned by the foreign sovereign):

☐ I certify that:

- The entity identified in Part I is a foreign central bank of issue,
- The entity identified in Part I does not hold obligations or bank deposits to which this form relates for use in connection with the conduct of a commercial banking function or other commercial activity, **and**
- The payments are within the scope of the exemption granted by section 895.

(Part II and required certification continued on page 2)

For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25401F Form **W-8EXP** (Rev. 2-2006)

Form W-8EXP (Rev. 2-2006) Page 2 Part II Qualification Statement (continued) 12 For a foreign tax-exempt organization, including foreign private foundations: If any of the income to which this certification relates constitutes income includible under section 512 in computing the entity’s unrelated business taxable income, attach a statement identifying the amounts. Check either box 12a or box 12b: a I certify that the entity identified in Part I has been issued a determination letter by the IRS dated that is currently in effect and that concludes that it is an exempt organization described in section 501(c). b I have attached to this form an opinion from U.S. counsel concluding that the entity identified in Part I is described in section 501(c). For section 501(c)(3) organizations only, check either box 12c or box 12d: c If the determination letter or opinion of counsel concludes that the entity identified in Part I is described in section 501(c)(3), I certify that the organization is not a private foundation described in section 509. I have attached an affidavit of the organization setting forth sufficient facts for the IRS to determine that the organization is not a private foundation because it meets one of the exceptions described in section 509(a)(1), (2), (3), or (4). d If the determination letter or opinion of counsel concludes that the entity identified in Part I is described in section 501(c)(3), I certify that the organization is a private foundation described in section 509. 13 For a government of a U.S. possession: I certify that the entity identified in Part I is a government of a possession of the United States, or is a political subdivision thereof, and is claiming the exemption granted by section 115(2). Part III Certification Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that: 3 The organization for which I am signing is the beneficial owner of the income to which this form relates, 3 The beneficial owner is not a U.S. person, 3 For a beneficial owner that is a controlled entity of a foreign sovereign (other than a central bank of issue wholly owned by a foreign sovereign), the beneficial owner is not engaged in commercial activities within or outside the United States, and 3 For a beneficial owner that is a central bank of issue wholly owned by a foreign sovereign, the beneficial owner is not engaged in commercial activities within the United States. Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner. Sign Here Signature of authorized official Date (MM-DD-YYYY) Capacity in which acting

Form W-8BEN Certificate of Foreign Status of Beneficial Owner (Rev. February 2006) for United States Tax Withholding OMB No. 1545-1621 Department of the Treasury 3 Section references are to the Internal Revenue Code. 3 See separate instructions. Internal Revenue Service 3 Give this form to the withholding agent or payer. Do not send to the IRS. Do not use this form for: Instead, use Form: 3 A U.S. citizen or other U.S. person, including a resident alien individual W-9 3 A person claiming that income is effectively connected with the conduct of a trade or business in the United States W-8ECI 3 A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions) W-8ECI or W-8IMY 3 A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions) W-8ECI or W-8EXP Note: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding. 3 A person acting as an intermediary W-8IMY Note: See instructions for additional exceptions. Part I Identification of Beneficial Owner (See instructions.) 1 Name of individual or organization that is the beneficial owner 2 Country of incorporation or organization 3 Type of beneficial owner: Individual Corporation Disregarded entity Partnership Simple trust Grantor trust Complex trust Estate Government International organization Central bank of issue Tax-exempt organization Private foundation 4 Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address. City or town, state or province. Include postal code where appropriate. Country (do not abbreviate) 5 Mailing address (if different from above) City or town, state or province. Include postal code where appropriate. Country (do not abbreviate) 6 U.S. taxpayer identification number, if required (see instructions) 7 Foreign tax identifying number, if any (optional) SSN or ITIN EIN 8 Reference number(s) (see instructions) Part II Claim of Tax Treaty Benefits (if applicable) 9 I certify that (check all that apply): a The beneficial owner is a resident of within the meaning of the income tax treaty between the United States and that country. b If required, the U.S. taxpayer identification number is stated on line 6 (see instructions). c The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions). d The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions). e The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000. 10 Special rates and conditions (if applicable — see instructions): The beneficial owner is claiming the provisions of Article of the treaty identified on line 9a above to claim a% rate of withholding on (specify type of income): . Explain the reasons the beneficial owner meets the terms of the treaty article: Part III Notional Principal Contracts 11 I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required. Part IV Certification Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that: 1 I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates, 2 The beneficial owner is not a U.S. person, 3 The income to which this form relates is (a) not effectively connected with the conduct of a trade or business in the United States, (b) effectively connected but is not subject to tax under an income tax treaty, or (c) the partner’s share of a partnership’s effectively connected income, and 4 For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions. Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner. Sign Here 3 Signature of beneficial owner (or individual authorized to sign for beneficial owner) Date (MM-DD-YYYY) Capacity in which acting For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25047Z Form W-8BEN (Rev. 2-2006) Printed on Recycled Paper

Form **W-8IMY**
(Rev. February 2006)
Department of the Treasury
Internal Revenue Service

Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding

▶ Section references are to the Internal Revenue Code. ▶ See separate instructions.
▶ Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do not use this form for:	Instead, use Form:
• A beneficial owner solely claiming foreign status or treaty benefits	W-8BEN
• A hybrid entity claiming treaty benefits on its own behalf	W-8BEN
• A person claiming that income is effectively connected with the conduct of a trade or business in the United States	W-8ECI
• A disregarded entity. Instead, the single foreign owner should use	W-8BEN or W-8ECI
• A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b).	W-8EXP

Part I Identification of Entity

1 Name of individual or organization that is acting as intermediary

2 Country of incorporation or organization

3 Type of entity—check the appropriate box:
- ☐ Qualified intermediary. Complete Part II.
- ☐ Nonqualified intermediary. Complete Part III.
- ☐ U.S. branch. Complete Part IV.
- ☐ Withholding foreign partnership. Complete Part V.
- ☐ Withholding foreign trust. Complete Part V.
- ☐ Nonwithholding foreign partnership. Complete Part VI.
- ☐ Nonwithholding foreign simple trust. Complete Part VI.
- ☐ Nonwithholding foreign grantor trust. Complete Part VI.

4 Permanent residence address (street, apt. or suite no., or rural route). **Do not use P.O. box.**

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

5 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

6 U.S. taxpayer identification number (if required, see instructions) ▶

☐ SSN or ITIN ☐ EIN ☐ QI-EIN

7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

Part II Qualified Intermediary

9a ☐ (All qualified intermediaries check here) I certify that the entity identified in Part I:

- Is a qualified intermediary and is not acting for its own account with respect to the account(s) identified on line 8 or in a withholding statement associated with this form **and**
- Has provided or will provide a withholding statement, as required.

b ☐ (If applicable) I certify that the entity identified in Part I has assumed primary withholding responsibility under Chapter 3 of the Code with respect to the account(s) identified on this line 9b or in a withholding statement associated with this form ▶

c ☐ (If applicable) I certify that the entity identified in Part I has assumed primary Form 1099 reporting and backup withholding responsibility as authorized in its withholding agreement with the IRS with respect to the account(s) identified on this line 9c or in a withholding statement associated with this form ▶

Part III Nonqualified Intermediary

10a ☐ (All nonqualified intermediaries check here) I certify that the entity identified in Part I is not a qualified intermediary and is not acting for its own account.

b ☐ (If applicable) I certify that the entity identified in Part I is using this form to transmit withholding certificates and/or other documentary evidence and has provided or will provide a withholding statement, as required.

For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25402Q Form **W-8IMY** (Rev. 2-2006)

Form W-8IMY (Rev. 2-2006) Page 2 Part IV Certain United States Branches Note: You may use this Part if the entity identified in Part I is a U.S. branch of a foreign bank or insurance company and is subject to certain regulatory requirements (see instructions). 11 I certify that the entity identified in Part I is a U.S. branch and that the payments are not effectively connected with the conduct of a trade or business in the United States. Check box 12 or box 13, whichever applies: 12 I certify that the entity identified in Part I is using this form as evidence of its agreement with the withholding agent to be treated as a U.S. person with respect to any payments associated with this certificate. 13 I certify that the entity identified in Part I: 3 Is using this form to transmit withholding certificates or other documentary evidence for the persons for whom the branch receives a payment and 3 Has provided or will provide a withholding statement, as required. Part V Withholding Foreign Partnership or Withholding Foreign Trust 14 I certify that the entity identified in Part I: 3 Is a withholding foreign partnership or a withhholding foreign trust and 3 Has provided or will provide a withholding statement, as required. Part VI Nonwithholding Foreign Partnership, Simple Trust, or Grantor Trust 15 I certify that the entity identified in Part I: 3 Is a nonwithholding foreign partnership, a nonwithholding foreign simple trust, or a nonwithholding foreign grantor trust and that the payments to which this certificate relates are not effectively connected, or are not treated as effectively connected, with the conduct of a trade or business in the United States and 3 Is using this form to transmit withholding certificates and/or other documentary evidence and has provided or will provide a withholding statement, as required. Part VII Certification Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income for which I am providing this form or any withholding agent that can disburse or make payments of the income for which I am providing this form. Sign Here 3 Signature of authorized official Date (MM-DD-YYYY) Form W-8IMY (Rev. 2-2006)

Form **W-8ECI**

(Rev. February 2006)

Department of the Treasury
Internal Revenue Service

Certificate of Foreign Person's Claim That Income Is Effectively Connected With the Conduct of a Trade or Business in the United States

▶ Section references are to the Internal Revenue Code. ▶ See separate instructions.
▶ Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Note: *Persons submitting this form must file an annual U.S. income tax return to report income claimed to be effectively connected with a U.S. trade or business (see instructions).*

Do not use this form for:	**Instead, use Form:**
• A beneficial owner solely claiming foreign status or treaty benefits	W-8BEN
• A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b)	W-8EXP
Note: *These entities should use Form W-8ECI if they received effectively connected income (e.g., income from commercial activities).*	
• A foreign partnership or a foreign trust (unless claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States)	W-8BEN or W-8IMY
• A person acting as an intermediary	W-8IMY

Note: *See instructions for additional exceptions.*

Part I Identification of Beneficial Owner (See instructions.)

1 Name of individual or organization that is the beneficial owner

2 Country of incorporation or organization

3 Type of entity (check the appropriate box): ☐ Individual ☐ Corporation ☐ Disregarded entity ☐ Partnership ☐ Simple trust ☐ Complex trust ☐ Estate ☐ Government ☐ Grantor trust ☐ Central bank of issue ☐ Tax-exempt organization ☐ Private foundation ☐ International organization

4 Permanent residence address (street, apt. or suite no., or rural route). **Do not use a P.O. box.**

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

5 Business address in the United States (street, apt. or suite no., or rural route). **Do not use a P.O. box.**

City or town, state, and ZIP code

6 U.S. taxpayer identification number (required—see instructions) ☐ SSN or ITIN ☐ EIN

7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

9 Specify each item of income that is, or is expected to be, received from the payer that is effectively connected with the conduct of a trade or business in the United States (attach statement if necessary)

Part II Certification

Sign Here

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

- I am the beneficial owner (or I am authorized to sign for the beneficial owner) of all the income to which this form relates,
- The amounts for which this certification is provided are effectively connected with the conduct of a trade or business in the United States and are includible in my gross income (or the beneficial owner's gross income) for the taxable year, **and**
- The beneficial owner is not a U.S. person.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Signature of beneficial owner (or individual authorized to sign for the beneficial owner) Date (MM-DD-YYYY) Capacity in which acting

For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25045D Form **W-8ECI** (Rev. 2-2006)